PRUDENTIAL INVESTMENT PORTFOLIOS 12

PGIM Jennison Technology Fund

(the "Fund")

Supplement dated May 28, 2024

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information (SAI), as applicable, and retain it for future reference.

Effective immediately, Mr. Eric Sartorius, CFA is added to the Fund's portfolio management team and Ms. Erika Klauer is removed from the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.All references to Ms. Klauer are removed from the Fund's Summary Prospectus, Prospectus and SAI effective immediately.

2.The tables in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" are hereby revised by adding the information set forth below with respect to Mr. Sartorius:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	Jennison	Eric Sartorius,	Managing Director &	May 2024
LLC	Associates LLC	CFA	Portfolio Manager

3.The section of the Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers" is hereby revised by adding the following professional biography for Mr. Sartorius:

Eric Sartorius, CFA, is a Managing Director, small cap core, mid cap growth and technology equity portfolio manager, and research analyst. He joined Jennison in March 2013. Mr. Sartorius was previously a portfolio manager and information technology and healthcare senior research analyst on the small and smid cap growth investment team at Allianz Global Investors. He began his investment career as a research associate covering information technology stocks at Fred Alger Management. Mr. Sartorius earned a BA in political economics from Williams College and he holds the Chartered Financial Analyst (CFA) designation.

4.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Mr. Sartorius:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*/
	Managers	Investment	Investment	Total Assets
		Companies/Total	Vehicles/ Total
		Assets	Assets
		3/$2,828,768,707	5/$812,180,867	8/$1,638,183,631
Jennison	Eric
Associates	Sartorius,
LLC	CFA1

*Other Accounts excludes the assets and number of accounts that are managed using model portfolios. 1Information is as of May 24, 2024.

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5.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Sartorius:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests in the Funds and Similar
Strategies*
Jennison Associates LLC	Eric Sartorius, CFA1	$100,001 - $500,000

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other registered investment companies, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. "Other Financial Interests" include an investment professional's notional investments in the Fund through a deferred compensation plan for Jennison employees, where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the

Fund.

The dollar range for Eric Sartorius's investment in the Fund as of May 28, 2024 is as follows: $100,001 - $500,000. 1Information is as of May 28, 2024.

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